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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) March 4, 2002

                         MICHAEL ANTHONY JEWELERS, INC.

             (Exact name of registrant as specified in its charter)
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
        Delaware                   015230                      No. 13-2910285
(State of Incorporation)   (Commission file number)  (I.R.S. Employer Identification No.)

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                          115 South MacQuesten Parkway
                        Mount Vernon, New York 105501724
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (914) 699-0000


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ITEM 5.  OTHER EVENTS

Michael Anthony Jewelers, Inc. (the "Company") is filing this report on Form 8-K to report that Claudia Hollingsworth has been elected President of Michael Anthony Jewelers, Inc. effective March 4, 2002. A copy of the press release relating to this announcement is attached as Exhibit 99 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

     The following exhibit is filed with this report.

     C.   Exhibits

       99   Press Release issued February 28, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MICHAEL ANTHONY JEWELERS, INC.



Dated:  March 5, 2002                   By: \s\  Michael A. Paolercio
                                            -------------------------------
                                                Michael A. Paolercio
                                                Senior Vice President and
                                                Treasurer



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